UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2017

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

On March 15, 2017, LMI Aerospace, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing, among other things, its financial performance for the fourth quarter and year ended December 31, 2016.  The full text of the Earnings Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibit 99.1 attached to this Current Report on Form 8-K is deemed “furnished” to the Securities and Exchange Commission (the “SEC”), and not “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

Section 7 - Regulation FD
Item 7.01. Regulation FD Disclosure.
On March 17, 2017, Daniel G. Korte, the President and Chief Executive Officer of the Company, will give a slide presentation regarding the growth history of the Company to the St. Louis chapter of the Association for Corporate Growth. The presentation will include an overview of the Company’s previously announced proposed merger with Sonaca S.A. A copy of the slide presentation is attached as Exhibit 99.2 hereto.
Exhibit 99.2 attached to this Current Report on Form 8-K is deemed “furnished” to the SEC, and not “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.
Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits . See the Exhibit Index which is hereby incorporated by reference.

Additional Information and Where to Find It

In connection with the proposed merger with a wholly-owned indirect subsidiary of Sonaca S.A., the Company filed a preliminary proxy statement with the SEC on Schedule 14A on March 15, 2017, and will file or furnish other relevant materials with the SEC. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and shareholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://www.lmiaerospace.com or by directing a request to: LMI Aerospace, Inc., 411 Fountain Lakes Boulevard, St. Charles, Missouri 63301, Attention: Corporate Secretary, (636) 946-6525.

Participants in the Solicitation
The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information about directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC on

March 15, 2017, its preliminary proxy statement referenced above, and its definitive proxy statement for its 2016 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 29, 2016. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed merger due to securities holdings, vesting of equity awards, rights to severance payments and other rights set forth in current employment agreements and prospective employment agreements that are expected to become effective as of the closing of the merger. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the merger the Company will file with the SEC and furnish to the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 2017

LMI AEROSPACE, INC.

By:	/s/ Clifford C. Stebe, Jr.
Clifford C. Stebe, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of earnings press release issued by the Company dated March 15, 2017.
99.2	Presentation - LMI Aerospace Growth Story